                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 21, 2005
                                                         -----------------

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)

   Delaware                   333-112231                      13-3416059
---------------- ----------------------------- ---------------------------------
(State or other              (Commission                    (IRS Employer
jurisdiction of              File Number)                Identification No.)
incorporation)

           250 Vesey Street                                    10080
 4 World Financial Center 28th Floor
         New York, New York
-------------------------------------------- -----------------------------------
 (Address of principal executive offices)                     Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
--------------------------------------------------------------------------------

         (Former name and former address, if changed since last report)
--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

     Acquisition or Disposition of Assets: General

     On January 21, 2005, Terwin Mortgage Trust, Series TMTS 2004-22SL (the
"Trust"), acquired $23,735,175.58 of Subsequent Mortgage Loans pursuant to the terms of the Pooling and Servicing Agreement dated as December 1, 2004, among
Merrill Lynch Mortgage Investors, Inc., as Depositor, Terwin Advisors LLC, as
Seller, Chase Manhattan Mortgage Corporation, as Master Servicer, JPMorgan Chase
Bank, National Association, as Securities Administrator and Backup Servicer,
Specialized Loan Servicing, LLC, as Servicer, and U.S. Bank National
Association, as Trustee. The Subsequent Mortgage Loans possess the characteristics required by the Prospectus, dated October 25, 2004 and the
Prospectus Supplement dated December 21, 2004 (together the "Prospectus").

ITEM 9.01. Financial Statements and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits:

         10    Subsequent Transfer Instrument (without attachments) dated as of
               January 21, 2005 between Merrill Lynch Mortgage Investors, Inc., as seller (the "Depositor") and U.S. Bank National Association, as Trustee.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                         By: /s/ Matthew Whalen
                                             ---------------------------
                                         Name: Matthew Whalen
                                         Title:   President

Date:  March 16, 2005

                                INDEX TO EXHIBITS

Exhibit No.    Description
-----------    -----------
10             Subsequent Transfer Instrument (without attachments) dated as of
               January 21, 2005 between Merrill Lynch Mortgage Investors, Inc., as seller (the "Depositor") and U.S. Bank National Association, as Trustee.